Exhibit 99.1

Delinquencies and Net Charge-Offs

The following Supplemental Data provides historical information relating to (1) delinquency experience as of the dates indicated for a specific subset of OnDeck’s daily, weekly and monthly pay U.S. term loans and lines of credit (as indicated in the headings below), including both on-balance sheet loans and loans sold to investors, as further described in Item 7.01 of the Current Report on Form 8-K to which this Exhibit 99.1 is attached, (2) static pool net charge-off data for such term loans originated in the particular year or quarter specified in such net charge-off table and (3) annualized net charge-off data for such term loans and lines of credit (as indicated in the headings below) as of the particular year or quarter specified in such annualized net charge-off table.

Term Loan Delinquency Experience1

	2/28/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
Number of Term Loans Outstanding	9,969	10,477	19,582	21,121	17,888	20,198	17,174
Aggregate Unpaid Principal Balance	$396,631,036	$402,660,505	$855,884,464	$892,213,085	$776,689,305	$995,446,615	$787,285,559

Unpaid Principal Balance of Past Due Term Loans
1-14 missed payment factor	$8,566,252	$10,425,813	$20,467,702	$29,459,147	$38,477,893	$38,505,947	$34,274,349
15-30 missed payment factor	$6,520,857	$9,601,349	$19,885,522	$20,241,459	$17,032,209	$20,675,415	$13,552,302
31-45 missed payment factor	$4,081,212	$4,815,619	$13,473,878	$13,738,716	$10,710,247	$15,527,093	$10,829,366
46-60 missed payment factor	$5,235,358	$7,555,912	$12,098,308	$12,410,006	$7,906,808	$13,730,940	$8,470,734
61+ missed payment factor	$91,465,569	$112,451,434	$58,300,365	$30,730,149	$18,857,558	$13,881,197	$11,434,461

Term Loans past due as a % of Unpaid Principal Balance
1-14 missed payment factor	2.16%	2.59%	2.39%	3.30%	4.95%	3.87%	4.35%
15-30 missed payment factor	1.64%	2.38%	2.32%	2.27%	2.19%	2.08%	1.72%
31-45 missed payment factor	1.03%	1.20%	1.57%	1.54%	1.38%	1.56%	1.38%
46-60 missed payment factor	1.32%	1.88%	1.41%	1.39%	1.02%	1.38%	1.08%
61+ missed payment factor[2]	23.06%	27.93%	6.81%	3.44%	2.43%	1.39%	1.45%

[1]

The delinquency experience is measured by the missed payment factors of the term loans. The missed payment factor of a daily pay loan is the sum of the total past due amount of scheduled loan payments thereunder divided by the required daily scheduled loan payment thereunder plus the number of scheduled loan payment dates (if any) past the maturity date on which scheduled loan payment were due but not received on such loan. The missed payment factor of a weekly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per week and the missed payment factor of a monthly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per month.

[2]

In 2018, OnDeck began expanding its in-house collection efforts including by holding, and collecting on, delinquent loans rather than charging off and selling such loans to third parties, with the goal of achieving higher net recoveries over time. By year-end 2019, OnDeck retained all or substantially all of its delinquent loans in accordance with such collections strategy, which contributed to the year-over-year increase in the 61+ missed payment factor delinquency experience. OnDeck may charge off delinquent loans in accordance with their then current policies and procedures. Beginning in March 2020 and continuing into 2021, OnDeck extended the permitted time period for certain temporary modifications to delinquent loans to obligors impacted by COVID-19. This extended period for temporary modifications contributed to the increase in the 61+ missed payment factor delinquency experience beginning in 2020.

Line of Credit Delinquency Experience3

	2/28/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
Number of Line of Credit Loans Outstanding	15,358	15,268	16,501	14,994	12,804	11,599	6,758
Aggregate Unpaid Principal Balance	$155,665,446	$154,109,420	$268,203,418	$179,067,628	$122,138,217	$103,051,711	$53,959,047

Unpaid Principal Balance of Past Due Lines of Credit
1-14 missed payment factor	$2,384,571	$3,007,772	$5,514,611	$3,038,798	$2,424,727	$2,888,968	$3,931,174
15-30 missed payment factor	$1,388,620	$1,793,468	$3,377,530	$2,323,566	$1,755,041	$1,460,301	$972,923
31-45 missed payment factor	$911,848	$830,135	$3,068,239	$1,785,963	$1,422,384	$1,317,303	$466,998
46-60 missed payment factor	$1,001,741	$869,925	$2,345,386	$887,877	$1,170,501	$1,159,241	$545,196
61+ missed payment factor[4]	$9,850,203	$12,471,943	$6,984,546	$4,328,608	$1,632,666	$757,016	$525,534

Lines of Credit past due as a % of Unpaid Principal Balance
1-14 missed payment factor	1.53%	1.95%	2.06%	1.70%	1.98%	2.80%	7.28%
15-30 missed payment factor	0.89%	1.16%	1.26%	1.30%	1.44%	1.42%	1.80%
31-45 missed payment factor	0.59%	0.54%	1.14%	1.00%	1.16%	1.28%	0.87%
46-60 missed payment factor	0.64%	0.56%	0.87%	0.50%	0.96%	1.12%	1.01%
61+ missed payment factor	6.33%	8.09%	2.60%	2.42%	1.34%	0.73%	0.97%

[3]

The delinquency experience is measured by the missed payment factors of the line of credit loans. The missed payment factor of a daily pay loan is the sum of the total past due amount of scheduled loan payments thereunder divided by the required daily scheduled loan payment thereunder plus the number of scheduled loan payment dates (if any) past the maturity date on which scheduled loan payment were due but not received on such loan. The missed payment factor of a weekly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per week and the missed payment factor of a monthly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per month. Historically, line of credit loans have been weekly pay loans.

[4]

In 2018, OnDeck began expanding its in-house collection efforts including by holding, and collecting on, delinquent loans rather than charging off and selling such loans to third parties, with the goal of achieving higher net recoveries over time. By year-end 2019, OnDeck retained all or substantially all of its delinquent loans in accordance with such collections strategy, which contributed to the year-over-year increase in the 61+ missed payment factor delinquency experience. OnDeck may charge off delinquent loans in accordance with their then current policies and procedures. Beginning in March 2020 and continuing into 2021, OnDeck extended the permitted time period for certain temporary modifications to delinquent loans to obligors impacted by COVID-19. This extended period for temporary modifications contributed to the increase in the 61+ missed payment factor delinquency experience beginning in 2020.

Term Loan Cumulative Net Charge-Off Experience5

Originations Vintages (based on calendar year or quarter): Overall

	2020 Q4	2020 Q3	2020 Q2	2020 Q1	2019	2018	2017	2016	2015
Number of Loans Originated	2,916	1,558	418	6,048	28,711	31,070	24,699	28,062	26,489
Aggregate Original Principal Balance	$165,877,029	$84,033,256	$23,432,063	$384,888,170	$1,708,398,798	$1,835,541,501	$1,570,406,965	$1,878,845,324	$1,579,939,738
Weighted Average Term	12.0	10.9	11.9	19.6	15.1	11.8	12.5	15.8	12.6

Cumulative Net Charge-Offs (as a % of aggregate original principal balance)6

Months since origination
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%
2	0.00%	0.05%	0.00%	0.01%	0.03%	0.04%	0.01%	0.01%	0.01%
3	0.15%	0.14%	1.14%	0.09%	0.07%	0.10%	0.03%	0.03%	0.04%
4		0.29%	1.18%	0.37%	0.23%	0.28%	0.28%	0.17%	0.15%
5		0.55%	1.27%	0.77%	0.83%	0.82%	1.05%	0.76%	0.67%
6		0.80%	1.73%	1.43%	1.71%	1.75%	1.97%	1.84%	1.31%
7			1.73%	2.09%	2.56%	2.76%	2.81%	3.00%	2.21%
8			1.77%	3.02%	3.56%	3.78%	3.57%	4.30%	3.14%
9			2.91%	4.19%	4.50%	4.64%	4.24%	5.32%	3.93%
10				5.17%	5.38%	5.39%	4.79%	6.19%	4.68%
11				5.80%	6.24%	5.84%	5.21%	6.78%	5.30%
12				6.33%	6.84%	6.26%	5.49%	7.31%	5.68%
13					7.37%	6.61%	5.72%	7.73%	6.02%
14					7.77%	6.89%	5.89%	8.07%	6.32%
15					8.19%	7.09%	6.05%	8.31%	6.50%
16						7.25%	6.13%	8.40%	6.65%
17						7.40%	6.20%	8.51%	6.70%
18						7.58%	6.26%	8.59%	6.78%
19						7.65%	6.30%	8.63%	6.85%
20						7.74%	6.31%	8.66%	6.90%
21						7.75%	6.31%	8.67%	6.92%
22						7.76%	6.29%	8.66%	6.94%
23						7.77%	6.29%	8.64%	6.94%
24						7.76%	6.28%	8.62%	6.94%
25						7.75%	6.28%	8.60%	6.93%
26						7.74%	6.24%	8.58%	6.92%
27						7.71%	6.23%	8.57%	6.91%
28							6.21%	8.55%	6.91%
29							6.19%	8.53%	6.90%
30							6.17%	8.52%	6.89%

[5]

The historical information above reflects net charge-offs for a specific subset of OnDeck’s daily, weekly and monthly pay U.S. term loans, including both on-balance sheet loans and loans sold to investors, as further described in Item 7.01 of the Current Report on Form 8-K to which this Exhibit 99.1 is attached that were charged-off by OnDeck in accordance with its then-existing policies and procedures. The data shown above for the referenced annual or quarterly vintages represents the loans originated during such year or quarter as a static pool, and illustrates how such vintages have performed given equivalent months of seasoning.

[6]

Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Term Loan Annualized Net Charge-Offs Experience7

	As of 2/28/21	2020	2019	2018	2017	2016	2015
Average Number of Term Loans Outstanding	13,768	15,219	20,919	19,323	19,586	18,592	14,782
Average Aggregate Unpaid Principal Balance	$560,633,350	$632,010,624	$867,140,819	$834,386,331	$878,983,752	$892,433,152	$638,246,935
Net Charge-Offs	$10,066,075	$132,495,098	$129,489,502	$101,464,659	$158,709,557	$121,655,427	$77,411,096
Annualized Net Charge-Off Rate	10.77%	20.96%	14.93%	12.16%	18.06%	13.63%	12.13%

Line of Credit Annualized Net Charge-Offs Experience8

	As of 2/28/21	2020	2019	2018	2017	2016	2015
Average Number of Lines of Credit Outstanding	15,905	16,093	15,878	13,701	12,209	9,397	4,506
Average Aggregate Unpaid Principal Balance	$195,541,710	$213,267,042	$224,695,351	$146,855,447	$112,688,509	$81,498,241	$34,495,817
Net Charge-Offs	$2,626,523	$32,635,423	$22,316,482	$12,268,925	$15,607,122	$9,638,190	$3,717,673
Annualized Net Charge-Off Rate	8.06%	15.30%	9.93%	8.35%	13.85%	11.83%	10.78%

[7]

The historical information in this table reflects net charge-offs for a specific subset of OnDeck’s daily, weekly and monthly pay U.S. term loans, including both on-balance sheet loans and loans sold to investors, as further described in Item 7.01 of the Current Report on Form 8-K to which this Exhibit 99.1 is attached that were charged-off by OnDeck in accordance with its then-existing policies and procedures.

[8]

The historical information in this table reflects net charge-offs for a specific subset of OnDeck’s daily, weekly and monthly pay U.S. line of credit loans, including both on-balance sheet loans and loans sold to investors, as further described in Item 7.01 of the Current Report on Form 8-K to which this Exhibit 99.1 is attached that were charged-off by OnDeck in accordance with its then-existing policies and procedures.